                                                              EXHIBIT 10.27(g)


Recording Requested By
and When Recorded, Return to:

Mayer, Brown & Platt
350 South Grand Avenue
25th Floor
Los Angeles, California  90071-1563
Attention: Kevin R. Garlitz
(213) 229-9500

================================================================================
                         SIXTH AMENDMENT TO LAND LEASE


     THIS SIXTH AMENDMENT TO LAND LEASE (this "Sixth Amendment") is entered into
                                               ---------------
as of June 30, 1998, between CIBC INC., a Delaware corporation ("Lessor"), and
                                                                 ------
AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation ("Lessee").
                                                                  ------

                                 RECITALS
                                 --------

     A. For purposes of the financing by Lessor of the acquisition of the Land described in Appendix 1 attached hereto, Lessor and Lessee entered into a
             ----------
certain Land Lease, dated as of September 22, 1992, and recorded on September 22, 1992, as Instrument No. 11550953, in the Official Records of Santa Clara County, California, as amended by that certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993, as Instrument No. 11720033, in the Official Records of Santa Clara County, California (such Land Lease, as so amended, is referred to herein as the "First Amended Land
                                                         ------------------
Lease"), pursuant to which Lessor leases the Land (as defined therein) to Lessee
-----
and Lessee leases the Land from Lessor.

     B. The First Amended Land Lease was modified by a certain Second Amendment to Land Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271737, in the Official Records of Santa Clara County, California (the "Second Amendment to Land Lease"). The First Amended Land
                 ------------------------------
Lease, as amended by the Second Amendment to Land Lease, is referred to herein as the "Second Amended Land Lease."
        -------------------------

     C. The Second Amended Land Lease was modified by a certain Third Amendment to Land Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020000, in the Official Records of Santa Clara County, California (the "Third Amendment to Land Lease"). The Second Amended Land
                 -----------------------------
Lease, as amended by the Third Amendment to Land Lease, is referred to herein as the "Third Amended Land Lease."
     ------------------------

     D. The Third Amended Land Lease was modified by a certain Fourth Amendment to Land Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123501, in the Official Records of Santa Clara County, California (the "Fourth Amendment to Land Lease"). The Third Amended Land
                 ------------------------------
Lease, as amended by the Fourth Amendment to Land Lease, is referred to herein as the "Fourth Amended Land Lease."
        -------------------------

     E. The Fourth Amended Land Lease was modified by a certain Fifth Amendment to Land Lease, dated as of August 1, 1996, and recorded on August 13, 1996, as Instrument No. 13405693, in the Official Records of Santa Clara County, California (the "Fifth Amendment to Land Lease"). The Fourth Amended Land
                 -----------------------------
Lease, as amended by the Fifth Amendment to Land Lease, is referred to herein as the "Fifth Amended Land Lease."
     ------------------------

     F.  Advanced Micro Devices, Inc., a Delaware corporation (the "Guarantor"),
                                                                    ---------
executed and delivered to Lessor a Third Amended and Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995 (the "Third
                                                                      -----
Restated Guaranty"), pursuant to which the Guarantor guarantied to Lessor the
-----------------
obligations of Lessee under the Fifth Amended Land Lease and under the Fifth Amended Building Lease (defined below).

     G. The Third Restated Guaranty was modified by a certain First Amendment to Third Amended and Restated Guaranty, dated as of October 20, 1995, a certain Second Amendment to Third Amended and Restated Guaranty, dated as of January 12, 1996, a certain Third Amendment to Third Amended and Restated Guaranty, dated as of May 10, 1996, a certain Fourth Amendment to Third Amended and Restated Guaranty, dated as of July 20, 1996, a certain Fifth Amendment to Third Amended and Restated Guaranty, dated as of July 20, 1996, a certain Sixth Amendment to Third Amended and Restated Guaranty, dated as of February 6, 1998 and a certain Seventh Amendment to Third Amended and Restated Guaranty, dated as of February 27, 1998. The Third Restated Guaranty, as amended, is referred to herein as the "Seventh Amended Guaranty."
 ------------------------

     H. Lessee has requested certain modifications to the Seventh Amended Guaranty which will be incorporated into a certain Eighth Amendment to Third Amended and Restated Guaranty to be dated concurrently herewith (the "Eighth
                                                                      ------
Guaranty Amendment").  The Eighth Guaranty Amendment requires, as a condition
------------------
precedent to the effectiveness thereof, that the Lessee execute and deliver this Sixth Amendment. The Seventh Amended Guaranty, as amended by the Eighth Guaranty Amendment, is referred to herein as the "Eighth Amended Guaranty."
                                                  -----------------------

     I. Concurrently herewith, Lessor and Lessee also are amending that certain Building Lease between Lessor and Lessee, dated as of September 22, 1992, and recorded on September 22, 1992, as Instrument No. 11550954, in the Official Records of Santa Clara County, California, as amended by (i) a certain First Amendment to Building Lease, dated as of December 22, 1992, and recorded on January 5, 1993, as Instrument No. 11720034, in the Official Records of Santa Clara County, California, (ii) a certain Second Amendment to Building Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271738, in the Official Records of Santa Clara County, California, (iii) a certain Third Amendment to Building Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020001, in the Official Records of Santa Clara County, California and (iv) a certain Fourth Amendment to Building Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123502, in the Official Records of Santa Clara County, California and (v) a certain Fifth Amendment to Building Lease, dated as of August 1, 1996, and recorded on August 14, 1996, as Instrument No. 13408206, in the Official Records of Santa Clara County, California,(as so amended, the "Fifth Amended Building Lease").
                                              ----------------------------

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows (terms used but not expressly defined herein shall have the meaning provided in the Fifth Amended Land Lease):

A.  MODIFICATIONS TO LAND LEASE

     Lessor and Lessee hereby amend the Fifth Amended Land Lease as follows:

     1. All references in the Fifth Amended Land Lease to "this Lease" or "the Lease" will hereafter refer to the Fifth Amended Land Lease as amended by this Sixth Amendment.

     2.  The definition of Building Lease is hereby deleted and replaced with
                           --------------
the following:

          Building Lease:  that certain Building Lease entered into between
          --------------
     Lessor and Lessee on September 22, 1992, and recorded September 22, 1992, as Instrument No. 11550954, in the Official Records of Santa Clara County, California, as amended by that certain First Amendment to Building Lease, dated as of December 22, 1992, and recorded January 5, 1993, as Instrument No. 11720034, in the Official Records of Santa Clara County, California, and as further amended by a certain Second Amendment to Building Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271738, in the Official Records of Santa Clara County, California, and as further amended by a certain Third Amendment to Building

     Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020001, in the Official Records of Santa Clara County, California, and as further amended by a certain Fourth Amendment to Building Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123502, in the Official Records of Santa Clara County, California, and as further amended by a certain Fifth Amendment to Building Lease, dated as of August 1, 1996, and recorded on August 14, 1996, as Instrument No. 13408206, in the Official Records of Santa Clara County, California,and as further amended by a certain Sixth Amendment to Building Lease, dated as of June 30, 1998.

     3.  Effective as of June 30, 1998, the definition of LIBO Rent is hereby
                                                          ---------
deleted and replaced with the following:

          LIBO Rent:  as of an Installment Date means the Balance Due as of such
          ---------
     Installment Date multiplied by an interest rate per annum equal at all times to the sum of (a) 3.40% plus (b) the rate obtained by dividing the LIBO Rate (or the Corporate Base Rate if required pursuant to the terms set forth under the definition of "LIBO Rate") by a percentage equal to 100% minus the LIBO Reserve Percentage, dividing the sum thereof by 360 and multiplying the result thereof by the number of actual days elapsed (including such Installment Date) in the Quarterly Period that includes such Installment Date.

     As used herein, "LIBO Reserve Percentage" means the maximum reserve
                      -----------------------
     percentage applicable to Lessor for such Quarterly Period (or if more than one such percentage is applicable during such period, the daily average of such percentages for those days in such period during which each such percentage is applicable) under applicable law, including, without limitation, regulations issued from time to time by the Federal Reserve Board, for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including (x) eurocurrency liabilities in the amount of the above referenced portion of the Balance Due and having a maturity substantially the same as such Quarterly Period and (y) any other category of liabilities which includes deposits by reference to which the LIBO Rate is to be determined. Lessor shall submit a certificate to Lessee which shall set forth in reasonable detail the basis for, calculation of and the amount of LIBO Rent, which certificate shall be conclusive and binding for all purposes, absent manifest error.

          4. To the extent that the amendment to the definition of "LIBO Rent" becomes effective on any day other than the first day of any Quarterly Period (the "LIBO Rent Amendment Effective
                                             -----------------------------
     Date"), then for such Quarterly Period Basic Rent shall accrue at the LIBO
     -----
     Rent in effect immediately prior to the LIBO Rent Amendment Effective Date up until the day prior to such LIBO Rent Amendment Effective Date, and Basic Rent shall accrue for the remainder of such Quarterly Period at the LIBO Rent in effect on such LIBO Rent Amendment Effective Date (using the percentage 3.40% set forth in the definition of LIBO Rent in Section 3 above instead of the percentage 1.625% set forth in the Fifth Amended Land Lease, but continuing to use the same LIBO Rate as in effect prior to LIBO Rent Amendment Effective Date).

B.  AFFIRMATION OF STATUS OF LAND LEASE

     Except as amended by this Sixth Amendment, the Fifth Amended Land Lease is unchanged; and, as amended by this Sixth Amendment, the Fifth Amended Land Lease is hereby ratified and affirmed, and remains in full force and effect.

C.  AMENDMENT FEE

     In consideration of this Sixth Amendment, the Sixth Amendment to Building Lease and the Eighth Guaranty Amendment, Lessee shall have paid a one-time nonrefundable fee of $50,000.00 to Lessor and $50,000.00 to Lender (defined below) pursuant to the Eighth Guaranty Amendment.

               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, all parties hereto have caused this Sixth Amendment to be duly executed as of the date first set forth above.

                    LESSOR:  CIBC INC., A DELAWARE CORPORATION


                              By_________________________________
                                Name:
                                Title:

                    LESSEE:  AMD INTERNATIONAL SALES & SERVICE, LTD., A DELAWARE
                              CORPORATION

                                  /s/ Richard Previte
                              By_________________________________
                                Name:  Richard Previte
                                Title: President, Chief Financial Officer
                                       and Treasurer


     Guarantor hereby consents to the foregoing amendment, and acknowledges and agrees that all references in the Eighth Amended Guaranty to the "Amended Land Lease" or to the "Amended Building Lease" will hereafter refer to such Amended Land Lease and Amended Building Lease, as the case may be, as respectively amended by this Sixth Amendment to Land Lease and by the Sixth Amendment to Building Lease, between Lessor and Lessee. Except as modified by this paragraph, the Eighth Amended Guaranty is unmodified; and, except as modified by this paragraph, the Eighth Amended Guaranty remains in full force and effect and is hereby reaffirmed by the Guarantor.

GUARANTOR:

ADVANCED MICRO DEVICES, INC.

    /s/ Richard Previte
By:___________________________
Name:
Title:
Date:  July 6, 1998

Reference is made to the Loan Agreement, dated as of December 17, 1993 (the "Loan Agreement"), between CIBC INC., a Delaware corporation, and THE LONG-TERM
---------------
CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("Lender").  In accordance with
                                                 ------
Section 8(b) of the Loan Agreement, Lender hereby consents to the foregoing Sixth Amendment to Land Lease.

THE LONG-TERM CREDIT BANK OF
JAPAN, LOS ANGELES AGENCY



By:___________________________
Name:_________________________
Title:________________________
Date:  July __, 1998

                         ACKNOWLEDGMENT FOR CIBC INC.

STATE OF ______________

COUNTY OF _______________


     On ____________, 1998, before me, ________________________, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that _he executed the same in h__ authorized capacity, and that by h__ signature on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.


                    Signature:_______________________________


     (Seal)

          ACKNOWLEDGMENT FOR AMD INTERNATIONAL SALES & SERVICE, LTD.

          California
STATE OF ________________

          Santa Clara
COUNTY OF _______________


     On July 6, 1998, before me, Winona C. Orange, Notary Public, personally appeared Richard Previte, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                               /s/ Winona C. Orange
                    Signature:_______________________________


     (Seal of WINONA C. ORANGE Appears here)

                WINONA C. ORANGE
                COMMISSION # 1127987
                NOTARY PUBLIC -- CALIFORNIA
                SANTA CLARA COUNTY
                MY COMM. EXPIRES APR 1, 2001

                ACKNOWLEDGMENT FOR ADVANCED MICRO DEVICES, INC.

          California
STATE OF ______________

          Santa Clara
COUNTY OF _______________


     On July 6, 1998, before me, Winona C. Orange, Notary Public, personally appeared Richard Previte, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.


                               /s/ Winona C. Orange
                    Signature:_______________________________


     (Seal of WINONA C. ORANGE Appears here)

                WINONA C. ORANGE
                COMMISSION # 1127987
                NOTARY PUBLIC -- CALIFORNIA
                SANTA CLARA COUNTY
                MY COMM. EXPIRES APR 1, 2001

                              ACKNOWLEDGMENT FOR
            THE LONG-TERM CREDIT BANK OF JAPAN, LOS ANGELES AGENCY

STATE OF ________________

COUNTY OF _______________


     On ____________, 1998, before me, ________________________, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in h__ authorized capacity, and that by h__ signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                    Signature:_______________________________


     (Seal)

                                  APPENDIX 1

                           Legal Description of Land

The land referred to herein is situated in the State of California, County of Santa Clara, City of Sunnyvale and is described as follows:

Parcel A as shown upon that certain Parcel Map filed for Record February 26, 1975 in the Office of the Recorder, County of Santa Clara, in Book 351 of Maps at Pages 54 and 55.

APN:  205-22-020, 021
ARB:  206-60-015, 018, 035, 042, 014, 013, 012, 053, 052, 057